SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 19, 2002
Date of Report (Date of earliest event reported):

LANDMARK SYSTEMS CORPORATION
(Exact name of Registrant as specified in its Charter)

Virginia	0-23373	54-1221302
(State or Other Jurisdiction of	(Commission File	(IRS Employer Identification
Incorporation or Organization)	Number)	Number)

12700 Sunrise Valley Drive, Reston, Virginia, 20191-5804
(Address of principal executive offices, including zip code)

703-464-1300
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

     On February 19, 2002, the press release filed with this Current Report on Form 8-K as Exhibit 99.1 was issued. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No	Description

99.1	Press Release issued February 19, 2002 (filed herewith)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDMARK SYSTEMS CORPORATION

Date: February 19, 2002	By: /s/ Arthur L. Allen Arthur L. Allen Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No	Description

99.1	Text of Press Release issued February 19, 2002 (filed herewith)

4